UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2017

PRA Health Sciences, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-36732 (Commission File Number)	46-3640387 (IRS Employer Identification No.)

4130 ParkLake Avenue, Suite 400 Raleigh, NC (Address of Principal Executive Offices)	27612 (Zip Code)

(919) 786-8200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this Chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)                                  On August 29, 2017, the Compensation Committee of the Board of Directors of PRA Health Sciences, Inc. (the “Company”) granted non-qualified stock options (the “Options”) to Colin Shannon (President and Chief Executive Officer), Linda Baddour (Executive Vice President and Chief Financial Officer), and David W. Dockhorn, Ph.D. (Executive Vice President and Corporate Compliance Officer), to purchase 130,000, 30,000, and 50,000 shares, respectively, of the Company’s common stock.  The Options were issued pursuant to option grant notices and option agreements attached thereto (collectively, the “Option Agreements”) under the Company’s 2014 Omnibus Incentive Plan (the “Omnibus Plan”).  The shares subject to the Options are registered under the Company’s Registration Statement on Form S-8, as filed with the Securities and Exchange Commission (the “SEC”) on November 12, 2014.

The Options have an exercise price of $75.81 (the closing price of Company’s common stock on the day prior to the grant date, as reported by the NASDAQ Global Select market and permitted under the Omnibus Plan) and expire on August 29, 2027.  Twenty percent (20%) of the Options vest on each of August 29, 2018 and August 29, 2019, and thirty percent (30%) of the Options vest on each of August 29, 2020 and August 29, 2021 (subject to certain exceptions for, among other things, terminations of employment, changes in control, and non-competition and non-solicitation restrictive covenants, as provided in the Option Agreements).

The foregoing summary of the material terms of the Options is subject to the full and complete terms of the Option Agreements, a form of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.  The Omnibus Plan was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K, as filed with the SEC on November 18, 2014.

Item 9.01. Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description
10.1	Form of Option Grant Notice under the PRA Health Sciences, Inc. 2014 Omnibus Incentive Plan.

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Option Grant Notice under the PRA Health Sciences, Inc. 2014 Omnibus Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRA Health Sciences, Inc.

Date: September 5, 2017	By:	/s/ Linda Baddour
	Name:	Linda Baddour
	Title:	Executive Vice President and Chief Financial Officer